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                                                                   EXHIBIT 10.13


                          GUARANTOR SECURITY AGREEMENT

        This Guarantor Security Agreement, dated as of October 1, 1998, is made by Robert F. Byrnes, an individual ("Pledgor"), in favor of ENDOcare, Inc., a Delaware corporation, and its successors and assigns ("Guarantied Party").

        WHEREAS, Advanced Medical Procedures LLC, a Florida limited liability company ("Borrower") and Guarantied Party are, contemporaneously herewith, entering into the Loan and Security Agreement;

        WHEREAS, Pledgor expects to receive substantial direct and indirect benefits from the financial accommodations to Borrower pursuant to the Loan and Security Agreement;

        WHEREAS, in order to induce Guarantied Party to extend financial accommodations to Borrower pursuant to the Loan and Security Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Guarantied Party to Borrower, whether pursuant to the Loan and Security Agreement or otherwise, Pledgor has agreed to enter into this Agreement, pursuant to which Pledgor grants Guarantied Party a security interest in the Collateral (as hereinafter defined) to secure Borrower's obligations to Guarantied Party under the Loan and Security Agreement; and

        WHEREAS, Pledgor acknowledges and agrees that Guarantied Party is extending the financial accommodations to Borrower pursuant to the Loan and Security Agreement in reliance on Pledgor's entry into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan and Security Agreement. As used in this Agreement, the following terms shall have the following meanings:

               "Agreement" shall mean this Guarantor Security Agreement, as the same may from time to time be amended or supplemented.

               "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of California.

               "Collateral" shall have the meaning assigned to it in Section 2 of this Agreement.

               "Loan and Security Agreement" shall mean that certain Loan and Security Agreement, dated as of the date hereof, entered into between Borrower and Guarantied Party, as the same may be amended, modified or restated from time to time after the date hereof.

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               "Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by Borrower to Guarantied Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or not due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorney's fees), and expenses which Borrower is required to pay pursuant to any of the foregoing, by law or otherwise.

        2. Grant of Security Interest; Delivery of Collateral.

               (a) As security for the prompt and complete payment and performance when due of the Secured Obligations, Pledgor hereby grants to Guarantied Party a security interest in the [tax-free bonds] more fully described on Schedule 1 hereto (the "Collateral").

               (b) Pledgor shall deliver, or cause to be promptly delivered to Guarantied Party, any and all certificates or other evidence of ownership representing or evidencing the Collateral, at a location designated by Guarantied Party to be held by Guarantied Party pursuant hereto, and each such certificate or other evidence of ownership shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Guarantied Party.

        3. Representations and Warranties. Pledgor hereby represents and warrants that:

               (a) Pledgor is the sole owner of the Collateral, free and clear of any and all liens and claims whatsoever except for the security interests granted to Guarantied Party pursuant to this Agreement.

               (b) No security agreement, financing statement, assignment, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except for any financing statements with respect to the Collateral filed by Guarantied Party pursuant to this Agreement.

               (c) All steps necessary to create and perfect the security interest created by this Agreement as a valid and continuing first lien on and first perfected security interest in the Collateral in favor of Guarantied Party, prior to all other liens, security interests and other claims of any sort whatsoever have been taken. This Agreement and the security interest created hereby is enforceable as such against creditors of and purchasers from Pledgor except with respect to liens or other interests accorded a superior priority as a matter of law.

               (d) Pledgor has all power to execute and deliver this Agreement, to perform its obligations hereunder, and to subject the Collateral to the security interest created hereby.

        4. Covenants. Pledgor covenants and agrees that from and after the date of this Agreement and until the Secured Obligations are fully satisfied:


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               (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Guarantied Party, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Guarantied Party may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the execution and filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interest granted hereby and, if otherwise required hereunder, transferring Collateral to the possession of Guarantied Party (if a security interest in such Collateral can be perfected by possession). Pledgor also hereby authorizes Guarantied Party to file any such financing or continuation statement without the signature of Pledgor to the extent otherwise permitted by applicable law.

               (b) Priority of Liens. Pledgor will defend the right, title and interest hereunder of the Guarantied Party, as a first priority security interest in the Collateral, against the claims and demands of all persons whomsoever.

               (c) Notices. Pledgor will advise Guarantied Party promptly, in reasonable detail, (i) of any material lien, security interest, encumbrance or claim made or asserted against the Collateral and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interest created hereunder.

               (d) Transfer of Assets. Pledgor will not sell, pledge, mortgage, assign, transfer, or otherwise dispose of or create or suffer to be created any lien, security interest or encumbrance on, the Collateral, except for the security interests granted to Guarantied Party pursuant to this Agreement.

        5. Guarantied Party's Appointment as Attorney-in-Fact.

               (a) Pledgor hereby irrevocably constitutes and appoints Guarantied Party, and each officer or agent of Guarantied Party with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in the discretion of each such attorney-in-fact after the occurrence of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives each such attorney-in-fact after the occurrence of an Event of Default the power and right, on behalf of Pledgor, without notice to or assent by Pledgor, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for with respect to any of the Collateral by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs. Pledgor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.


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               (b) The powers conferred on each attorney-in-fact hereunder are solely to protect the interest in the Collateral of Guarantied Party and shall not impose any duty upon any such attorney-in-fact to exercise any such powers. Each such attorney-in-fact shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act, except for its own gross negligence or willful misconduct.

               (c) Pledgor also authorizes Guarantied Party and each officer or agent of Guarantied Party at any time and from time to time upon the occurrence of any Event of Default, to execute, in connection with the sale provided for in
Section 8 of this Agreement , any endorsements, assignments or other instruments of conveyance or transfer with respect to any of the Collateral.

               (d) Pledgor hereby acknowledges and agrees that Guarantied Party has control over the Collateral within the meaning of Articles 8 and 9 of the Code.

        6. Performance by Guarantied Party of Pledgor's Obligations. If Pledgor fails to perform or comply with any of its agreements contained herein and Guarantied Party as provided for by the terms of this Agreement shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Guarantied Party incurred in connection with such performance or compliance, together with interest thereon at the interest rate applicable to the Secured Obligations in effect from time to time as specified in the Note, which rate shall change when and as such rate shall change, shall be payable by Pledgor to Guarantied Party on demand and shall constitute Secured Obligations secured hereby.

        7. Default. Any of the following shall constitute an Event of Default hereunder:

               (a) A failure by Pledgor for a period of seven (7) days to observe or perform any obligation, covenant, condition, or agreement hereof to be performed by Pledgor;

               (b) Any representation or warranty made by Pledgor herein is not true and correct in any material respect;

               (c) The occurrence of any "Event of Default", as such term is defined in the Loan and Security Agreement; or

               (d) The occurrence of any "Event of Default", as such term is defined in the Note.

        8. Remedies, Rights Upon Default.

               (a) If any Event of Default shall occur, Guarantied Party may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Pledgor expressly agrees that in any such event Guarantied Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified


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below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Guarantied Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without the assumption of any credit risk. Pledgor expressly acknowledges that private sales may be less favorable to a seller than public sales but that private sales shall nevertheless be deemed commercially reasonable and otherwise permitted hereunder. Guarantied Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Pledgor hereby releases. Pledgor further agrees, at the request of Guarantied Party, to make the Collateral available to Guarantied Party at places which Guarantied Party shall reasonably select, whether at Pledgor's premises or elsewhere. Guarantied Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 8(d) of this Agreement. Only after so paying over such net proceeds and after the payment by Guarantied Party of any other amount required by any provision of law, including
Section 9-504(1)(c) of the Code, need Guarantied Party account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages, and demands against Guarantied Party arising out of the repossession, retention or sale of the Collateral except in each case such as arise out of the gross negligence or willful misconduct of Guarantied Party. Pledgor agrees that Guarantied Party need not give more than ten (10) days notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Pledgor at his address referred to in Section 10 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

               (b) Pledgor also agrees to pay all costs of Guarantied Party, including reasonable attorneys' fees and expenses, incurred with respect to the collection of any of the Secured Obligations and the enforcement of any of its rights hereunder.

               (c) Pledgor hereby waives presentment, demand, or protest (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. Except for notices provided for herein, Pledgor hereby waives notice (to the extent permitted by applicable law) of any kind in connection with this Agreement .

               (d) The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Guarantied Party in the following order of priorities:

               first, to Guarantied Party in an amount sufficient to pay in full the expenses of Guarantied Party in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Guarantied Party in connection therewith, including reasonable attorneys' fees;


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               second, to Guarantied Party in an amount equal to the then unpaid principal of and accrued interest on the Secured Obligations;

               finally, upon payment in full of all of the Secured Obligations, to Pledgor, or his representative or as a court of competent jurisdiction or Pledgor may direct.

        Pledgor agrees to indemnify and hold harmless Guarantied Party, its directors, officers, employees, agents and parent and subsidiary corporations, and each of them, from and against any and all liabilities, obligations, claims, damages, or expenses incurred by any of them arising out of or by reason of entering into this Agreement or the consummation of the transactions contemplated by this Agreement and to pay or reimburse Guarantied Party for the fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceedings (whether or not Guarantied Party is a party thereto) arising out of or by reason of any of the aforesaid. Guarantied Party will promptly give Pledgor written notice of the assertion of any claim which it believes is subject to the indemnity set forth in this Section 8 and will upon the request of Pledgor promptly furnish Pledgor with all material in its possession relating to such claim or the defense thereof to the extent that the Guarantied Party may do so without breach of duty to others. Any amounts properly due under this Section 8 shall be payable to the Guarantied Party immediately upon demand.

        9. Limitation on Guarantied Party's Duty in Respect of Collateral. Except as expressly provided in the Code, Guarantied Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Guarantied Party or as to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

        10. Consents of Guarantor. The Pledgor hereby unconditionally consents and agrees that, without notice to or further assent from the Pledgor:

               (i) the principal amount of the Secured Obligations may be increased or decreased and additional indebtedness or obligations of the Borrower under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise;

               (ii) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Secured Obligations or any fee or other amount payable under such Loan Document, by an amendment, modification or renewal of any Loan Document or otherwise;

               (iii) the time for the Borrower's (or any other Person's) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Guarantied Party may deem proper;


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               (iv) the Guarantied Party may discharge or release, in whole or in part, any other Pledgor or any other Person liable for the payment and performance of all or any part of the Secured Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Collateral or any other collateral, nor shall the Guarantied Party be liable to the Pledgor for any failure to collect or enforce payment or performance of the Secured Obligations from any Person or to realize Collateral or other collateral therefor;

               (v) in addition to the Collateral, the Guarantied Party may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Secured Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof;

               (vi) the Guarantied Party may request and accept other guaranties of the Secured Obligations and any other indebtedness, obligations or liabilities of the Borrower to the Guarantied Party and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and

               (vii) the Guarantied Party may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of any Revolving Loan and any power of sale) granted by any Loan Document or other security document or agreement, or otherwise available to the Guarantied Party, with respect to the Secured Obligations or any of the Collateral, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of the Pledgor against the Borrower;

all as the Guarantied Party may deem advisable, and all without impairing, abridging, releasing or affecting this Agreement.

        11. Pledgor's Waivers.

               (a) Certain Waivers. The Pledgor waives and agrees not to assert:

                      (i) any right to require the Guarantied Party to marshal assets in favor of the Borrower, the Pledgor, any other Pledgor or any other Person, to proceed against the Borrower, any other Pledgor or any other Person, to proceed against or exhaust any of the Collateral, to give notice of the terms, time and place of any public or private sale of personal property security constituting the Collateral or comply with any other provisions of
Section 9-504 of the California UCC (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of the Guarantied Party whatsoever;

                      (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Secured Obligations;


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                      (iii) any defense arising by reason of any lack of
corporate or other authority or any other defense of the Borrower, the Pledgor or any other Person;

                      (iv) any defense based upon the Guarantied Party's errors or omissions in the administration of the Secured Obligations;

                      (v) any rights to set-offs and counterclaims;

                      (vi) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of the Pledgor or the right of the Pledgor to proceed against the Borrower or any other obligor of the Secured Obligations for reimbursement; and

                      (vii) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating Pledgors or sureties, or which may conflict with the terms of this Agreement, including any and all benefits that otherwise might be available to the Pledgor under California Civil Code Sections 1432, 2809, 2810, 2815, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 and California Code of Civil
Procedure Sections 580a, 580b, 580d and 726. Accordingly, the Pledgor waives all rights and defenses that the Pledgor may have because the Borrower's debt is secured by real property. This means, among other things: (A) the Guarantied Party may collect from the Pledgor without first foreclosing on any real or personal property Collateral pledged by the Borrower; and (B) if the Guarantied Party forecloses on any real property Collateral pledged by the Borrower: (1) the amount of the debt may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price, and (2) the Guarantied Party may collect from the Pledgor even if the Guarantied Party, by foreclosing on the real property Collateral, has destroyed any right the Pledgor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Pledgor may have because the Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights of defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

               (b) Additional Waivers. The Pledgor waives any and all notice of the acceptance of this Agreement, and any and all notice of the creation, renewal, modification, extension or accrual of the Secured Obligations, or the reliance by the Guarantied Party upon this Agreement, or the exercise of any right, power or privilege hereunder. The Secured Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Agreement. The Pledgor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon the Borrower, the Pledgor or any other Person with respect to the Secured Obligations.

               (c) Independent Obligations. The obligations of the Pledgor hereunder are independent of and separate from the obligations of the Borrower and any other Pledgor and upon the occurrence and during the continuance of any Event of Default, a separate action or actions may be brought against the Pledgor, whether or not the Borrower or any such other


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Pledgor is joined therein or a separate action or actions are brought against the Borrower or any such other Pledgor.

               (d) Financial Condition of Borrower. The Pledgor shall not have any right to require the Guarantied Party to obtain or disclose any information with respect to: (i) the financial condition or character of the Borrower or the ability of the Borrower to pay and perform the Secured Obligations; (ii) the Secured Obligations; (iii) the Collateral; (iv) the existence or nonexistence of any other guarantees of all or any part of the Secured Obligations; (v) any action or inaction on the part of the Guarantied Party or any other Person; or
(vi) any other matter, fact or occurrence whatsoever.

        12. Notices. All notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, or by overnight courier and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier, addressed as follows:


If to Pledgor:                         Robert F. Byrnes
                                       ________________________________
                                       ________________________________
                                       ________________________________

With a copy to:                        ________________________________
                                       ________________________________
                                       ________________________________
                                       ________________________________

If to Guarantied Party:                ENDOcare, Inc.
                                       7 Studebaker
                                       Irvine, California 92618
                                       Attn: Chief Executive Officer

With a copy to:                        BROBECK, PHLEGER & HARRISON LLP
                                       38 Technology Drive
                                       Irvine, California 92618
                                       Attention: Richard A. Fink, Esq.

If to the Borrower:                    Advanced Medical Procedures
                                       ________________________________
                                       ________________________________

                                       Attn: _________________________


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With a copy to:                        _______________________________
                                       ________________________________
                                       ________________________________
                                       ________________________________

or to such other address as each party may designate for itself by notice given in accordance with this Section.

        13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        14. No Waiver; Cumulative Remedies. Guarantied Party shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder. No waiver hereunder shall be valid except to the extent therein set forth. A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Guarantied Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Guarantied Party any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Except to the extent that Guarantied Party has specifically and expressly waived such remedies in this Agreement or otherwise, the rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. Guarantied Party may resort to and realize on the Collateral simultaneously with any acts or proceedings initiated by Guarantied Party in its sole and conclusive discretion to resort to or realize upon any other sources of repayment of the Secured Obligations, including but not limited to, collateral granted by other security agreements. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Pledgor and Guarantied Party.

        15. Successors and Assigns; Governing Law. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, except that Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Guarantied Party and shall, together with the rights and remedies of Guarantied Party hereunder, inure to the benefit of Guarantied Party and its respective successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of California. Neither this Agreement nor anything set forth herein is intended to, nor shall it, confer any rights on any person or entity other than the parties hereto and all third party rights are expressly negated.

        16. Termination. This Agreement, and the assignments, pledges and security interests created or granted hereby, shall terminate when the Secured Obligations shall have been fully paid and satisfied and Guarantied Party has no further obligation to lend monies or otherwise extend financial accommodations to Borrower, at which time Guarantied Party shall reassign


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(without recourse upon, or any warranty whatsoever by, Guarantied Party), and deliver to Pledgor all Collateral and related documents then in the custody or possession of Guarantied Party, all without recourse upon, or warranty whatsoever, by Guarantied Party and at the cost and expense of Pledgor.

        17. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER

        THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

        THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF ORANGE, CALIFORNIA, OR AT THE SOLE OPTION OF GUARANTIED PARTY, IN ANY OTHER COURT IN WHICH GUARANTIED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF PLEDGOR AND GUARANTIED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 17.

        PLEDGOR AND GUARANTIED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND GUARANTIED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        18. Revival and Reinstatement of Secured Obligations. If the incurrence or payment of the Secured Obligations by Pledgor or the transfer by Pledgor to Guarantied Party of any property of Pledgor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Guarantied Party is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Guarantied Party is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Guarantied Party related thereto, the liability of Pledgor


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automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

        19. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.



                                   [Signature page follows.]




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

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered on the date first set forth above.

PLEDGOR


                                               /s/ Robert F. Byrnes
                                            ------------------------------------
                                            ROBERT F. BYRNES


GUARANTIED PARTY                            ENDOCARE, INC.,
                                            a Delaware corporation


                                            By:    /s/ William R. Hughes
                                                --------------------------------
                                            Name:  William R. Hughes
                                            Title: Senior Vice President and
                                                   Chief Financial Officer




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